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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   FORM 8-K

                                 CURRENT REPORT


                   Filed Pursuant to Section 13 or 15(d) of
                     The Securities Exchange Act of 1934




                       Date of Report: November 5, 1996



                           JAN BELL MARKETING, INC.
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             (Exact name of registrant as specified in its charter)


                                   DELAWARE
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                           (State of Incorporation)



            1-9647                                   59-2290953
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   (Commission File Number)               (IRS Employment Identification No.)


               13801 N.W. 14th Street, Sunrise, Florida  33323
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      (Address of registrant's principal executive offices)   (Zip code)



       Registrant's telephone number, including area code: (954) 846-2705




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        ITEM 5.  OTHER EVENTS.

        Attached hereto is a copy of a letter sent by Jan Bell Marketing, Inc. to Ocean Reef Management, Inc. regarding a proposed transaction by Ocean Reef Management, Inc. as well as a related press release issued by Jan Bell Marketing, Inc. A copy of the press release is attached as Exhibit 99.1 and a copy of the letter is attached as Exhibit 99.2.

        ITEM 7.  EXHIBITS.

        Listed below are the exhibits filed as a part of this report.
        99.1.  Press release issued November 5, 1996.
        99.2.  Letter from Jan Bell Marketing, Inc. to Ocean Reef
               Management, Inc.


                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                           JAN BELL MARKETING, INC.
                                 (Registrant)


                                  By:  /s/ David P. Boudreau
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                                       David P. Boudreau
                                       Senior Vice President of
                                       Finance and Treasurer


Date:  November 5, 1996